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                                                                    EXHIBIT 10.7

                               FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT

         This First Amendment to Asset Purchase Agreement (this "AMENDMENT") is entered into as of July 30, 2004, by and among Hospice USA, LLC, a Tennessee limited liability company ("HOSPICE USA"), the Affiliated Sellers (collectively with Hospice USA, "SELLERS"), and Hospice Preferred Choice, Inc., a Delaware corporation ("BUYER").

         INTRODUCTION. Sellers and Buyer are parties to the Asset Purchase Agreement dated as of May 27, 2004 (the "PURCHASE AGREEMENT"), pursuant to which the Parties have agreed that Sellers will sell to Buyer, and Buyer will purchase from Sellers, the Purchased Assets, and Buyer will assume the Assumed Liabilities. Sellers and Buyer desire to amend certain provisions of the Purchase Agreement. For and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. DEFINED TERMS; SECTIONS. All capitalized terms that are used but not defined herein shall have the same meanings given to them in the Purchase Agreement. All section references used in this Amendment are to the sections of the Purchase Agreement.

         2. AMENDMENT OF DEFINITION OF "PERMITTED LIENS" IN SECTION 1.1(a). The definition of "Permitted Liens" in Section 1.1 (a) is deleted in its entirety and is replaced with the following:

                           "PERMITTED LIENS" means (i) Liens in favor of BCL Capital and U.S. Bancorp on certain Equipment leased by Hospice South of Tennessee, L.L.C., which are described in Schedule 3.1(h); (ii) Liens for current Taxes that are not yet due and payable or not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings; (iii) liens of carriers and warehousemen incurred in the Ordinary Course of Business for sums not yet due; (iv) liens incurred or deposits made in the Ordinary Course of Business in connection with workers' compensation, unemployment insurance and other types of social security; (v) zoning, entitlement, and other land use and environmental restrictions imposed by Governmental Entities; and (vi) easements and restrictive covenants.

         3. DELETION OF DEFINITION OF "SELLER DEBT" IN SECTION 1.1(a). The definition of "Seller Debt" in Section 1.1 (a) is deleted in its entirety.

         4. AMENDMENT OF SECTION 2.3. Section 2.3 is amended by deleting clause (a) and re-lettering the remaining clauses as (a) through (d).

         5.       AMENDMENT OF SECTION 2.4. Section 2.4 is amended by:

                  (a)      deleting the word "and" at the end of clause (m);

                  (b)      adding the word "and" at the end of clause (n);

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                  (c)      deleting the remaining text of Section 2.4; and

                  (d)      adding the following text after clause (n):

                           (o) all principal, premium (if any), interest, and other indebtedness of Sellers and all other Liabilities of Sellers, whether incurred before, on or after the date hereof, under (i) the Nonnegotiable Subordinated Promissory Noted dated December 1, 2003, payable by New Horizons to Friendship Hospice of Nashville, Inc., a Tennessee corporation, in the original principal amount of Seven Hundred Eighty Thousand Dollars ($780,000); (ii) the promissory notes and other loan documents evidencing the indebtedness, if any, incurred in connection with the purchase of certain Vehicles; (iii) any and all credit agreements, loan agreements, security agreements, and other documents relating to any of the foregoing; and (iv) any and all amendments, modifications, extensions, renewals and refundings of any of the foregoing;

         provided, however, that the amount of the Excluded Liability related to overpayments by Medicare to all applicable Sellers arising solely from payments made to such Sellers or Buyer which exceed the benefit limitation for hospice services provided to patients who are eligible for and have properly elected hospice benefits for the twelve-month period from September 28, 2003, to September 27, 2004, for which Sellers shall remain responsible, shall be an amount equal to the lesser of-

                                    (i)      seventy-five percent (75%) of such
         total overpayment Liability of all applicable Sellers to Medicare for such twelve month period, which amount (A) shall be initially calculated by Buyer, (B) shall be provided to Sellers no later than November 30, 2004, in order to allow them a reasonable opportunity to review and comment to Buyer upon the same, (C) shall be agreed upon by the Parties as soon as practicable after the initial calculation is received by Sellers, and (D) in any event shall be finally and conclusively determined by the applicable fiscal intermediary, or

                                    (ii)     the amount of such overpayment
         Liability of all applicable Sellers to Medicare for the interim period from September 28, 2003, to July 23, 2004, which amount (A) shall be calculated by Sellers both in preliminary form using the allowable capitated amount for the 2002-'03 cap year and in final form using the allowable capitated amount for the 2003-'04 cap year, (B) shall be provided to Buyer no later than July 26, 2004 (preliminary calculation) and no later than ten (10) Business Days after the Center for Medicare and Medicaid Services publishes the allowable capitated amount for the 2003-'04 cap year (final calculation) in order to allow Buyer a reasonable opportunity to review and comment to Sellers upon the same, and (C) shall be agreed upon by the Parties as soon as practicable after the final calculation is received by Buyer;

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         and provided, further, that the foregoing allocation of Liability for such overpayments between the applicable Sellers and Buyer shall not apply to overpayments for services to patients who were not eligible for Medicare benefits relating to the hospice services provided by such Sellers, which Liability shall be an Excluded Liability.

         6. AMENDMENT OF SECTION 2.5(b)(1). Section 2.5(b)(1) is amended by deleting clause (ii) and re-numbering the remaining clauses as (ii) and
(iii).

         7. AMENDMENT OF SECTION 2.7(f). The phrase "three (3) Business Days" in the last sentence of Section 2.7(f) is deleted and is replaced with the phrase "four (4) Business Days".

         8. AMENDMENT OF SECTION 3.1(t)(5). Section 3.1(t)(5) is amended by deleting "(i)" in front of the third clause and replacing it with "(iii)".

         9.       ADDITION OF SECTION 4.9. The following text is added as
Section 4.9:

                  4.9 PAYMENT OF CERTAIN ACCOUNTS PAYABLE. During the period from the date of this Agreement to the Closing Date, (a) Sellers shall pay, on both Parties' behalf, such accounts payable relating to the Business and pertaining to periods beginning before and ending after the Closing Date as Buyer may reasonably request from time to time, and (b) Sellers shall pay, on Buyer's behalf, such accounts payable relating to the Business and pertaining to periods beginning and ending after the Closing Date as Buyer may reasonably request from time to time. At the Closing, Buyer shall reimburse Sellers dollar-for-dollar for any and all such accounts payable that Sellers have paid prior to the Closing Date. To the extent that any such account payable represents a Liability relating to any period prior to the Closing Date, the amount of such Liability shall continue to be reflected as an account payable for the purpose of the calculation of the Closing Date Working Capital pursuant to Section 2.7.

         10. AMENDMENT OF DISCLOSURE SCHEDULES. The Disclosure Schedules are deleted in their entirety and are replaced with the Disclosure Schedules attached hereto.

         11. EFFECT OF AMENDMENT. Except as specifically set forth herein, the terms and provisions of the Purchase Agreement shall remain in full force and effect.

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         IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed by its duly authorized manager or officer on the day and year first above written.

                              SELLERS:

                              HOSPICE USA, LLC
                              HOSPICE SOUTH OF BIRMINGHAM, LLC
                              HOSPICE SOUTH OF DECATUR, LLC
                              HOSPICE SOUTH OF DEMOPOLIS, LLC
                              HOSPICE SOUTH OF HAMILTON, L.L.C.
                              HOSPICE SOUTH OF JACKSON, LLC
                              HOSPICE SOUTH OF MOBILE, LLC
                              HOSPICE SOUTH OF MONROEVILLE, LLC
                              HOSPICE SOUTH OF RUSSELLVILLE, LLC
                              HOSPICE SOUTH OF CENTRAL MISSISSIPPI, LLC
                              HOSPICE SOUTH OF CORINTH, L.L.C.
                              HOSPICE SOUTH OF HATTIESBURG, LLC
                              HOSPICE SOUTH OF MARSHALL COUNTY, L.L.C.
                              HOSPICE SOUTH OF MERIDIAN, LLC
                              HOSPICE SOUTH OF NEW ALBANY, L.L.C.
                              HOSPICE SOUTH OF PHILADELPHIA, LLC
                              HOSPICE SOUTH OF SENATOBIA, LLC
                              AMERICAN HOME MEDICAL EQUIPMENT,L.L.C.
                              HOSPICE SOUTH OF MEMPHIS, L.L.C.
                              HOSPICE SOUTH OF TENNESSEE, L.L.C.
                              NEW HORIZONS HOSPICE OF TENNESSEE, LLC
                              RICE ENTERPRISES, L.L.C.

                              By: /s/ Richard K. Rice
                                  ------------------------------------
                              Name:   Richard K. Rice
                              Title:  Chief Manager

                              BUYER:

                              HOSPICE PREFERRED CHOICE, INC.

                              By: /s/ Dwight C. Kouri
                                  ------------------------------------
                              Name:   Dwight C. Kouri
                              Title:  Vice President - Corporate Development

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